DELAWARE VIP® TRUST

Delaware VIP® U.S. Growth Series (the "Series")

Supplement to the Series' Standard Class and Service Class
 Statutory Prospectuses dated April 30, 2018

Effective the date of this supplement, the following replaces the information in the section entitled "Series summary – Who manages the Series? – Sub-advisor":

Sub-advisor

Jackson Square Partners, LLC (JSP)

Portfolio managers	Title with JSP	Start date on the Series
Jeffrey S. Van Harte, CFA	Chairman, Chief Investment Officer	April 2005
Christopher J. Bonavico, CFA	Portfolio Manager, Research Analyst	April 2005
Christopher M. Ericksen, CFA	Portfolio Manager, Research Analyst	April 2005
Daniel J. Prislin, CFA	Portfolio Manager, Research Analyst	April 2005
William (Billy) G. Montana	Portfolio Manager, Research Analyst	January 2019

Effective the date of this supplement, the following replaces the biographical information in the section entitled "Who manages the Series – Portfolio managers":

Portfolio managers

The portfolio managers share responsibility for making day-to-day investment decisions for the Series. Messrs. Van Harte, Bonavico, Ericksen and Prislin have been members of the series' portfolio management team since April 2005. Mr. Montana has been a member of the series' portfolio management team since January 2019.

Jeffrey S. Van Harte, CFA Chairman, Chief Investment Officer – Jackson Square Partners, LLC
 Jeffrey S. Van Harte became a member of Jackson Square Partners (JSP), at its inception in May 2014 as chairman and chief investment officer. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was the chief investment officer of the Focus Growth Equity team at Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for 30 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor's degree in finance from California State University at Fullerton.

Christopher J. Bonavico, CFA Portfolio Manager, Research Analyst – Jackson Square Partners, LLC
Christopher J. Bonavico became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Focus Growth Equity team at Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor's degree in economics from the University of Delaware.

Christopher M. Ericksen, CFA Portfolio Manager, Research Analyst – Jackson Square Partners, LLC
Christopher M. Ericksen became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Focus Growth Equity team at Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Daniel J. Prislin, CFA Portfolio Manager, Research Analyst – Jackson Square Partners, LLC
Daniel J. Prislin became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Focus Growth Equity team at Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor's degree in business administration from the University of California at Berkeley.

William (Billy) G. Montana Portfolio Manager, Research Analyst – Jackson Square Partners, LLC
 Billy Montana joined Jackson Square in September 2014. Prior to joining Jackson Square, he was an associate at TPG Capital, a private equity firm, from August 2011 to August 2014, focusing on growth capital opportunities.  Before that, Montana spent two years at Goldman Sachs as an investment banking analyst, focusing on financial institutions.  He received a bachelor's degree from Georgetown University.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated January 7, 2019.